UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 12, 2006

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    651-293-2233

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Effective May 12, 2006, the Board of Directors of Ecolab Inc. (“Ecolab”) elected Douglas M. Baker, Jr., currently President and Chief Executive Officer, to the additional post of Chairman of the Board. Mr. Baker succeeds Allan L. Schuman, who retired from the Board in accordance with his previously announced plans. Mr. Schuman was named to the honorary post of Chairman Emeritus. A copy of the News Release issued by Ecolab in connection with this report under Item 5.02(b) is attached as Exhibit (99)A.

(d)           Also effective May 12, 2006, Ecolab’s stockholders elected John J. Zillmer to its Board of Directors for a three-year term ending in 2009. Mr. Zillmer is Chairman of the Board and Chief Executive Officer of Allied Waste Industries, Inc., a solid waste management company. Prior to joining Allied Waste, Mr. Zillmer spent thirty years in the managed services industry, most recently as Executive Vice President of ARAMARK Corporation, a provider of food, uniform and support services. Mr. Zillmer will serve on the Board’s Audit and Governance Committees. A copy of the News Release issued by Ecolab in connection with this report under Item 5.02(d) is attached as Exhibit (99)B.

Item 8.01  Other Events.

Our Annual Meeting of Stockholders was held on May 12, 2006. At the meeting, 91.26% of the outstanding shares of our voting stock were represented in person or by proxy. The first proposal voted upon was the election of four Class II Directors for a term ending at the annual meeting in 2009. The four persons nominated by our Board of Directors received the following votes and were elected:

Name	For	Withheld
Leslie S. Biller	209,247,448	22,107,969
Jerry A. Grundhofer	203,444,872	27,910,545
Kasper Rorsted	203,166,737	28,188,680
John J. Zillmer	183,472,193	47,883,224

In addition, the terms of office of the following directors continued after the meeting:  Class III Directors for a term ending in 2007 – Richard U. De Schutter, Joel W. Johnson, Ulrich Lehner, and Beth M. Pritchard; and Class I Directors for a term ending in 2008 – Douglas M. Baker, Jr., Stefan Hamelmann, Jerry W. Levin, and Robert L. Lumpkins.

The second proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006.

The proposal received the following votes and was ratified:

For	Against	Abstain	Broker Non-Votes
224,693,194	5,306,451	1,355,772	0

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

(99)	A.	Ecolab Inc. News Release dated May 12, 2006.

	B.	Ecolab Inc. News Release dated May 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 12, 2006	By:	/s/Timothy P. Dordell
By: Timothy P. Dordell
Its: Assistant Secretary

EXHIBIT INDEX

Exhibit No.		Description	Method Of Filing

(99)	A.	Ecolab Inc. News Release dated May 12, 2006	Filed herewith electronically.

	B.	Ecolab Inc. News Release dated May 12, 2006.	Filed herewith electronically.